BLACKROCK FUNDSSM

BLACKROCK STRATEGIC PORTFOLIO I

This Prospectus relates to shares of the BlackRock Strategic Portfolio I (the Portfolio) of BlackRock FundsSM (the Fund).

PROSPECTUS

January 28, 2004, as supplemented June 3, 2004

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

IMPORTANT DEFINITIONS

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Total Return: A way of measuring portfolio performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

RISK/RETURN SUMMARY: INVESTMENTS AND RISKS

Investment Goal of the Portfolio

The investment goal of the Portfolio is to seek to maximize total return through the investment in a portfolio of investment grade fixed income securities of foreign and U.S. issuers denominated in foreign currencies, baskets of foreign currencies and the U.S. dollar. The investment goal may be changed by the Fund’s Board of Trustees without shareholder approval.

Primary Investment Strategies

In pursuit of this goal, the management team expects to invest primarily in non-dollar denominated bonds of issuers located outside of the United States. The Portfolio normally invests at least 65% of its total assets in such bonds. The Portfolio intends to primarily invest in developed countries, although it has the ability to invest up to 20% of its total assets in bonds of issuers in emerging market countries. The Portfolio may also invest in non-U.S. currencies. The Portfolio may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. The Portfolio will invest a maximum of 5% of its total assets in securities of one issuer, except that up to 50% of the Portfolio’s assets may be invested without regard to this limitation, so long as no more than 25% of the Portfolio’s total assets are invested in the securities of any one issuer (except U.S. Government securities).

The management team evaluates sectors of the bond markets of various world economies and individual securities within those sectors. Securities are purchased for the Portfolio when the management team determines that they have the potential for above-average total return. When determining what securities to purchase and sell, the management team considers the relative risk versus the potential reward of owning a security. Other factors reviewed when evaluating a security for purchase or sale, among other things, are the credit, interest rate and prepayment risk, as well as general market conditions. The management team also considers how the purchase or sale will affect the Portfolio’s duration relative to the benchmark index and what the relative value of a fixed income sector or sub-sector is compared to another fixed income sector or sub-sector. In addition, the management team conducts intense credit analysis and review of each security purchased or sold.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The Portfolio will generally maintain a U.S. dollar-weighted average duration for its investments between 0 and 8 years and will invest in securities across the entire maturity spectrum. The management team will normally attempt to structure the Portfolio’s duration with a target of 0-8 years in the Portfolio.

The Portfolio intends to invest primarily in obligations of issuers based in developed countries. The Portfolio may, however, invest up to a maximum of 20% of its total assets in obligations of issuers based in emerging market countries, subject to the same credit quality restrictions as other investments. Subject to the limitation stated above regarding investments in emerging market countries, each Portfolio may invest 25% or more of its total assets in the securities of issuers located in a single country. Investments of 25% or more of a Portfolio’s total assets in a particular country will make the Portfolio’s performance more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified among issuers in different countries.

The management team may, when consistent with the Portfolio’s investment goals, buy or sell options or futures on a security or an index of securities, or enter into interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of these types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Portfolio may, from time to time take temporary defensive positions that are inconsistent with the Portfolio’s principal investment strategies in response to adverse market, economic, political, or other conditions. This may result in the inability of the Portfolio to meet its respective investment goal.

The Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the Portfolio will not lose value. This means you could lose money.

Four of the main risks of investing in the Portfolio are: the Portfolio’s non-diversified status, interest rate risk, credit risk and the risk associated with investing in bonds of non-U.S. issuers.

Non-diversified Status.    The Portfolio is classified as a non-diversified portfolio under the Investment Company Act of 1940. Investment returns of a non-diversified portfolio typically are dependent upon the performance of a smaller number of securities and issuers than in a diversified portfolio.

Interest rate risk.    Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the Portfolio. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future.

Credit risk.    Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Non-U.S. Securities Risk.    Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid by non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investment, heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, a portfolio of non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

The expenses of the Portfolio can be expected to be higher than those of funds investing primarily in domestic securities because the costs related to investing abroad are usually higher than domestic expenses.

The Portfolio’s use of derivatives may reduce the Portfolio’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index, a currency or a market to fluctuate significantly in price within a short period of time. A risk of the Portfolio’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than other securities.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the Portfolio to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Portfolio will be magnified when it uses leverage. The Portfolio will also have to pay interest on its borrowings, reducing the Portfolio’s return. This interest expense may be greater than the Portfolio’s return on the underlying investment.

Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Portfolio to establish a fixed rate of exchange for a future point in time. These strategies can have the effect of reducing returns and minimizing opportunities for gain.

Additional Risks

Higher than normal portfolio turnover (more than 100%) may result in increased transaction costs to the Portfolio, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of the Portfolio’s securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect the Portfolio’s performance.

When you invest in this Portfolio you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

RISK/RETURN SUMMARY: PERFORMANCE INFORMATION

The chart and table on the next page give you a picture of the long-term performance of the Portfolio. The information shows you how the Portfolio’s performance has varied since the Portfolio’s inception date and provides some indication of the risks of investing in the Portfolio. The table compares the Portfolio’s performance to that of Citigroup Non-U.S. World Government Bond Index (hedged), a recognized unmanaged index of bond market performance. Prior to January 28, 2004, the Portfolio’s benchmark was the Lehman Brothers U.S. Aggregate Index. The new benchmark more accurately reflects the universe of securities in which the Portfolio will invest. As with all such investments, past performance is not an indication of future results. If BlackRock Advisers, Inc. and its affiliates had not waived or reimbursed certain fund expenses during these periods, the Portfolio’s returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS1

Best Quarter

Q4 ’00: 8.36%

Worst Quarter

Q2 ’01: 1.22%

‘98	’99	’00	’01	’02	’03
9.82%	1.91%	16.91%	8.89%	11.00%	3.30%

As of 12/31/03

AVERAGE ANNUAL TOTAL RETURNS1

	1 Year	3 Years	5 Years	Since Inception	Inception Date
Strategic Portfolio I
Return Before Taxes	3.30%	7.68%	8.27%	8.43%	10/06/97
Return After Taxes on Distributions	1.97%	4.39%	5.10%	4.41%	10/06/97
Return After Taxes on Distributions and Sale of Shares	2.13%	4.49%	5.07%	4.64%	10/06/97
Citigroup Non-U.S. World Government Bond Index (hedged)	1.88%	4.92%	5.43%	6.59%	N/A
Lehman Brothers U.S. Aggregate	4.10%	7.57%	6.62%	7.08%	N/A

(1)	The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.

Source: BlackRock Advisors, Inc.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

RISK/RETURN SUMMARY: FEE TABLE

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The “Annual Portfolio Operating Expenses” table is based on expenses for the most recent fiscal year and may not reflect expenses of the Portfolio after February 1, 2005.

BLACKROCK STRATEGIC PORTFOLIO I
Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Advisory fees	.20%

Other expenses	.30%

Total Portfolio operating expenses	.50%

Fee waivers & expense reimbursements(1)	.24%

Net expenses(1)	.26%

(1)	BlackRock has contractually agreed to waive or reimburse all “Advisory fees” and to cap “Total Portfolio operating expenses” at .26% (excluding interest expense) of average daily net assets until February 1, 2005. In addition, BlackRock has voluntarily agreed to waive or reimburse certain administration fees payable by the Portfolio to BlackRock in order to limit “Total Portfolio operating expenses” to .206% (excluding interest expense) of average daily net assets. BlackRock may discontinue this voluntary arrangement at any time. To the extent that expenses of the Portfolio unrelated to administration fees payable to BlackRock increase, “Total Portfolio operating expenses” could exceed .206% (but will not exceed .26% until February 1, 2005).

Example:    This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. This example assumes an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
BlackRock Strategic Portfolio I	$27	$136	$256	$605

MANAGEMENT OF THE FUND

Adviser.    The Portfolio’s investment adviser is BlackRock Financial Management, Inc. (BlackRock or the Adviser). The Adviser’s principal business address is 40 E. 52nd Street, New York, NY 10022. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment firms in the United States with $320.7 billion of assets under management as of March 31, 2004. BlackRock, Inc., is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States. BlackRock provides asset management services with respect to U.S. and non-U.S. fixed income instruments. As adviser, BlackRock is responsible for the day-to-day management of the Portfolio, and generally makes all purchase and sale decisions regarding the investments made by the Portfolio. BlackRock also provides research and credit analysis as well as certain other services.

Investment decisions are made by BlackRock’s Investment Strategy Committee and no one person is primarily responsible for making recommendations to that committee. BlackRock currently serves as investment adviser to institutional and individual investors in the United States and overseas through several funds and separately managed accounts. For its investment advisory services to the Portfolio, the Adviser is entitled to a fee, computed daily for the Portfolio and payable monthly, at the annual rate of .20% of the Portfolio’s average daily net assets. There were no advisory fees paid by the Portfolio to BlackRock for the fiscal year ended September 30, 2003. BlackRock has contractually agreed to waive all of its advisory fee from the Portfolio until February 1, 2005.

Administrators.    BlackRock Advisors, Inc. (BAI) and PFPC Inc. (“PFPC”) (the Administrators) serve as the Portfolio’s co-administrators. BAI is an indirect majority-owned, and PFPC is an indirect wholly-owned, subsidiary of The PNC Financial Services Group, Inc.

The Administrators generally assist the Portfolio in all aspects of their administration and operation, including matters relating to the maintenance of financial records, fund accounting and the servicing of investors in the Portfolio. Under the Administration Agreement, the Fund pays to BAI and PFPC on behalf of the Portfolio a fee, computed daily and payable monthly, at an aggregate annual rate of (i) .085% of the first $500 million of the Portfolio’s average daily net assets, .075% of the next $500 million of the Portfolio’s average daily net assets and .065% of the average daily net assets of the Portfolio in excess of $1 billion and (ii) .145% of the first $500 million of average daily net assets allocated to shares of the Portfolio, .135% of the next $500 million of such average daily net assets and .125% of the average daily net assets allocated to shares of the Portfolio in excess of $1 billion.

Transfer Agent, Dividend Disbursing Agent and Custodian.    PFPC Trust Company, whose principal offices are located at 8800 Tinicum Boulevard, Philadelphia, PA 19153, serves as the Portfolio’s custodian and PFPC Inc., whose principal offices are located at 301 Bellevue Parkway, Wilmington, DE 19809, serves as their transfer agent and dividend disbursing agent.

PURCHASES AND REDEMPTIONS

Distributor.    Shares of the Portfolio are offered on a continuous basis for the Fund by its distributor, BlackRock Distributors, Inc. (BDI or the Distributor). The Distributor is a registered broker/dealer with principal offices at 760 Moore Road, King of Prussia, PA 19406-1212.

Purchase of Shares.    Shares of the Portfolio are offered to the separate account clients of the Adviser.

Shares are sold at their net asset value per share next computed after an order is received by PFPC. Orders received by 3:00 p.m. (Eastern Time) on a Business Day are priced the same day. A “Business Day” is any weekday that the New York Stock Exchange (the NYSE) is open for business.

Purchase orders may be placed by telephoning (800) 441-7450. Orders received by PFPC after 3:00 p.m. (Eastern Time) are priced on the following Business Day.

There is no minimum initial or subsequent investment requirement. Payment for shares must normally be made in Federal funds or other funds immediately available to the Portfolio’s custodian. Payment may also, in the discretion of the Portfolio, be made in the form of securities that are permissible investments for the Portfolio.

The Portfolio may in its discretion reject any order for shares.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires the Fund to obtain, verify and record a person’s name, date of birth (for a natural person), residential street address or principal place of business and Social Security Number, Employer Identification Number or other government issued identification when opening an account. The Fund may require additional information in order to open a corporate account or under certain other circumstances. This information will be used by the Fund, its transfer agent or its financial intermediaries to attempt to verify the person’s identity. The Fund may not be able to establish an account if the person does not provide the necessary information.

Redemption of Shares.    Redemption orders for shares may be placed by telephoning (800) 441-7450. Shares are redeemed at their net asset value per share next determined after receipt of the redemption order. The Portfolio, the Administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Portfolio and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received before 3:00 p.m. (Eastern Time) on a Business Day is normally made in Federal funds wired to the redeeming shareholder on the next Business Day, provided that the Portfolio’s custodian is also open for business. Payment for redemption orders received after 3:00 p.m. (Eastern Time) or on a day when the Portfolio’s custodian is closed is normally wired in Federal funds on the next Business Day following redemption on which the Portfolio’s custodian is open for business. The Portfolio reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect the Portfolio. No charge for wiring redemption payments is imposed by the Portfolio.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds, 100 Bellevue Parkway, Mail Stop WR-R100-04-07, Wilmington, DE 19809.

The Portfolio may also suspend the right of redemption or postpone the date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions. They may redeem shares involuntarily or make payment for redemption in securities (some of which may not be liquid) or other property when determined appropriate in light of the Portfolio’s responsibilities under the 1940 Act. The Fund reserves the express right to redeem shares of the Portfolio involuntarily at any time if the Fund’s Board of Trustees determines, in its sole discretion, that failure to do so may have adverse consequences to the holders of shares in the Portfolio (for example, if the Portfolio is consistently losing money). Upon such redemption the holders of shares so redeemed shall have no further right with respect thereto other than to receive payment of the redemption price.

Market Timing and Redemption/Exchange Fees

The interests of long-term shareholders and the Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as “market timing.” The funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales exchanges. Excessive purchase and sale activity may interfere with portfolio management, increase expenses and may have an adverse effect on all shareholders. If the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption/exchange fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, however, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where purchases and redemptions of shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect often makes it more difficult to locate and eliminate market timers from the funds. Identification of market timers may also be limited by operational systems and technological limitations.

Each of the equity funds of the Fund will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales changes, of shares being redeemed within 90 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). Each of the High Yield Bond and the International Bond Portfolios of the Fund will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales changes, of shares being redeemed within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). With respect to the Large Cap Value Equity, Large Cap Growth Equity, Global Science & Technology Opportunities, Select Equity, Index Equity, Balanced, U.S. Opportunities, High Yield Bond and International Bond Portfolios, this fee applies only to shares acquired on or after January 28, 2004.

        The redemption/exchange fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions, and to facilitate portfolio management. The “first-in, first-out” method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The redemption/exchange fee will not be assessed on redemptions or exchanges by (i) accounts managed by PNC Advisors, (ii) certain 401(k) plans, bank or trust company accounts, asset allocation programs or wrap programs approved by the Fund, (iii) accounts of certain financial institutions or intermediaries that are unable for administrative reasons to apply the redemption/exchange fee to underlying shareholders, (iv) accounts in the event of shareholder death or disability and (v) certain other accounts in the absolute discretion of the Fund when a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

NET ASSET VALUE

The net asset value for the Portfolio is determined as of 4:00 p.m. (Eastern Time) on days that the NYSE is open for trading, except on days on which no orders to purchase or redeem have been received. Net asset value will not be calculated on days when the NYSE is not open for business. Notwithstanding whether any orders to purchase or redeem have been received or whether the NYSE is open for business, the net asset value will be calculated on the last day of each month. Net asset value for the Portfolio is calculated by adding the value of all its securities, cash and other assets, subtracting the liabilities and dividing by the total number of Shares outstanding.

Each fund’s assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including when a particular security does not trade regularly or has had its trading halted or there has been a significant subsequent event, each fund values the affected securities at fair value as determined by BlackRock under the direction of the Company’s Board of Trustees. For example, in valuing a security that trades principally on a foreign market, a fund uses the most recent closing market price from the market on which the security principally trades, unless because of a significant event subsequent to the market close such closing market price, in BlackRock’s judgment, does not represent the current market value of the security. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the fund calculates its NAV, such closing price may not be reflective of current market conditions. Therefore, a fund may adjust the closing market price of a foreign security as a result of a significant subsequent event to reflect what it believes to be the fair value of the security as of the time the fund calculates its NAV. Fair value represents a good faith approximation of the value of a security. A security’s valuation may differ depending on the method used for determining value.

DIVIDENDS AND DISTRIBUTIONS

BlackRock Funds makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

Dividends of net investment income derived by a fund are paid within 10 days after the end of month. The Fund’s Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Portfolio at least annually at a date determined by the Fund’s Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct BlackRock in writing to pay them in cash. There are no sales charges on these reinvestments.

TAXATION OF DISTRIBUTIONS

Distributions paid out of a fund’s “net capital gain” will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income, other than exempt-interest dividends, and net short-term capital gains will generally be taxed to shareholders as ordinary income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

If more than half of the total asset value of a fund is invested in non-U.S. securities, the fund may elect to “pass through” to its shareholders the amount of non-U.S. income taxes paid by it. In such case, you would be required to include your proportionate share of such taxes in your income and may be entitled to deduct or credit such taxes when computing your taxable income.

Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Fund.

This is not an exhaustive discussion of applicable tax consequences, and investors may wish to contact their tax advisers concerning investments in the Portfolio, including the extent of any state or local taxes. In addition, future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in a Portfolio. Shareholders who are non-resident alien individuals, non-U.S. trusts or estates, non-U.S. corporations or non-U.S. partnerships may be subject to different U.S. Federal income tax treatment.

STATEMENTS

Every shareholder automatically receives regular account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

The Portfolio delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact BlackRock Funds at (800) 441-7450.

FINANCIAL HIGHLIGHTS

The financial information in the table on the next page shows the Portfolio’s financial performance for the periods indicated. Certain information reflects results for a single share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the Portfolio’s independent auditors for the fiscal years shown below. The auditor’s report, along with the Portfolio’s financial statements, are contained in the Portfolio’s annual report which is available upon request (see back cover for ordering instructions). Deloitte & Touche LLP has been selected as the Portfolio’s independent auditors for the current fiscal year.

BlackRock Strategic Portfolio I

	Year Ended Sept. 30, 2003	Year Ended Sept. 30, 2002	Year Ended Sept. 30, 2001	Year Ended Sept. 30, 2000	Year Ended Sept. 30, 1999
For a share outstanding throughout the period:

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period	$8.87	$9.20	$8.63	$8.51	$10.46

Net investment income	0.42	0.42 (c)	0.72	0.57	0.43

Net realized and unrealized gain (loss) on investments	0.13	0.40	0.58	0.12	(0.28)

Net increase from investment operations	0.55	0.82	1.30	0.69	0.15

Distributions from net investment income	(0.57)	(1.15)	(0.65)	(0.57)	(0.43)

Distributions from net realized gains	—	—	(0.08)	—	(1.67)

Total distributions	0.57	(1.15)	(0.73)	(0.57)	(2.10)

Net asset value, end of period	$8.85	$8.87	$9.20	$8.63	$8.51

TOTAL RETURN	6.39%	9.74%	15.51%	8.46%	1.86%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)	$56,122	$31,253	$33,297	$29,367	$7,214

Ratio of expenses to average net assets	0.26%	0.85%	0.27%	0.26%	0.31%
Ratio of expenses to average net assets (excluding interest expense)	0.26%	0.26%	0.26%	0.26%	0.26%
Ratio of expenses to average net assets (excluding waivers)	0.50%	1.15%	0.60%	0.68%	0.68%

Ratio of net investment income to average net assets	3.89%	4.73%	5.82%	6.67%	4.94%
Ratio of net investment income to average net assets (excluding waivers)	3.65%	4.43%	5.49%	6.25%	4.57%

Portfolio turnover	235%	180%	189%	324%	78%

(a)	Commencement of investment operations.
(b)	Annualized.
(c)	Calculated using the average shares method.

The information above represents audited operating performance based on an average share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements.

The Statement of Additional Information (SAI) dated January 28, 2004 includes additional information about the Portfolio. Additional information about the Portfolio’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The current SAI and the Fund’s annual and semi-annual reports to shareholders may be obtained free of charge from the Fund by calling (800) 441-7450. Shareholder inquiries also may be made at this number. The SAI, as it may be supplemented from time to time, is incorporated by reference in this Prospectus. Information about the Fund (including the SAI) can be reviewed and copies at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

Investment Adviser

BlackRock Financial Management, Inc.

New York, New York

Administrator

BlackRock Advisors, Inc.

New York, New York

Administrator and Transfer Agent

PFPC Inc.

Wilmington, Delaware

Distributor

BlackRock Distributors, Inc.

King of Prussia, Pennsylvania

Counsel

Simpson Thacher & Bartlett LLP

New York, New York

Independent Auditors

Deloitte & Touche LLP

Philadelphia, Pennsylvania

Investment Company Act File

No. 811-05742

BlackRock Strategic Portfolio I

Prospectus

January 28, 2004, as supplemented June 3, 2004